U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2018 (June 11, 2018)

AKERS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-36268	22-2983783
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

201 Grove Road

Thorofare, New Jersey USA 08086

(Address of principal executive offices, including zip code)

(856) 848-8698

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 11, 2018, Akers Biosciences, Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market (“NASDAQ”) notifying the Company that the Staff has determined that the Company violated the shareholder approval requirements of Listing Rule 5635(c). Listing Rule 5635(c) requires shareholder approval prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees or consultants.

Prior to the Company’s public offering and listing on Nasdaq, the Company’s 2013 Incentive Stock and Award Plan (the “2013 Plan”) was approved by its board of directors (the “Board”). NASDAQ has concluded that the 2013 Plan was materially amended on two occasions after the Company’s public offering and listing on NASDAQ. The first amendment, as approved by the Board on January 9, 2015, increased the number of shares available under the 2013 Plan from 400,000 to 800,000 shares and the second amendment, as approved by the Board on October 5, 2016, increased the number of shares under the 2013 Plan from 800,000 to 830,000 shares.

During the first quarter of 2018 the Company promptly notified NASDAQ, as required by Listing Rule 5625, when it became aware of its potential non-compliance with Listing Rule 5635(c). On May 4, 2018, the Staff requested additional information from the Company with respect to such non-compliance and on May 31, 2018, the Company responded.

The Letter has no current effect on the listing of the Company’s common stock. The Company has until June 25, 2018, to submit a plan to regain compliance with NASDAQ listing requirements to NASDAQ. If the plan is accepted, NASDAQ can grant an extension of up to 180 calendar days from the date of the Letter to evidence compliance. The Company intends to promptly submit a plan to NASDAQ to regain compliance.

A copy of the Letter is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Letter from Nasdaq Listings Qualification department dated June 11, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERS BIOSCIENCES, INC.

Date: June 15, 2018	By:	/s/ John J. Gormally
John J. Gormally
Chief Executive Officer